Exhibit 10.1

Deferral Election Program for Non-Employee Board Members
2016 Deferral Election Form

Please complete and return this form by December 09, 2015.
Participant Information (please print)

Last Name		First Name		Middle Initial

Home Address		City	State	Zip

Social Security Number	Daytime Phone	Home Phone	Email Address
Deferral Amount - 2016 Annual Retainer Fees
You may defer either 50% or 100% of your Annual Retainer Fees. Select one of the below options:
☐ I hereby decline to defer my 2016 Annual Retainer Fees.
☐ I elect to defer % (Either 50% or 100%) of my Annual Retainer Fees.
Distribution Election - 2016 Annual Retainer Fees
Please indicate the form of payment for your Annual Retainer Fees below. Your 2016 account will be distributed in a lump sum or annual installments up to 10 years. Payments will commence on the thirtieth (30th) day following cessation of Board service.

I elect my distribution to be paid in the following form/manner:
Lump Sum
☐ Check for Lump Sum Payment
Annual Installments
☐ Substantially Equal Annual Installments over years (indicate the number of annual installments you wish to receive between 2-10 years).
Deferral Amount - Restricted Stock Unit Award that is Granted in Calendar Year 2016
You may defer either any multiple of 10% up to 100% or any multiple of $1,000 of your RSU award for the year. Select one of the below options:
☐ I hereby decline to defer my 2016 Restricted Stock Unit Award.
☐ I elect to defer % (Any multiple of 10% up to 100%) of my Restricted Stock Unit Award.
OR
☐ I elect to defer $ (Any multiple of $1,000) of my Restricted Stock Unit Award.
Distribution Election - Restricted Stock Unit Award that is Granted in Calendar Year 2016
Please indicate the form of payment for your Restricted Stock Unit Award below. Your 2016 account will be distributed in a lump sum or annual installments up to 10 years. Payments will commence on the thirtieth (30th) day following cessation of Board service.

I elect my distribution to be paid in the following form/manner:
Lump Sum
☐ Check for Lump Sum Payment
Annual Installments
☐ Substantially Equal Annual Installments over years (indicate the number of annual installments you wish to receive between 2-10 years).
Acknowledgment and Signature
I understand that I must meet certain eligibility requirements in order to participate in this Plan. I also understand that the Apollo Education Group, Inc. Deferral Election Program for Non-Employee Board Members is unfunded and is not protected against company insolvency and my right to receive payments from my account is a claim against the general assets of Apollo as an unsecured general creditor. I may not sell, encumber, pledge, assign or otherwise alienate the deferred amount held in my account.

I understand that my deferral and distribution elections are irrevocable for the plan year.

Participant Signature			Date
Deliver or mail to: Nolan Financial 6720-B Rockledge Drive, Suite 140 Bethesda, MD 20817 Phone: (877)-230-2432 Fax: (888)-630-3060 Apollo@nolanfinancial.com